SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

702 North Shore Drive, Suite 300, Jeffersonville, Indiana	47130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 283-0724

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FSFG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Shareholders of First Savings Financial Group, Inc. (the “Company”) was held on February 16, 2021. The final results of the vote on each matter submitted to a vote of shareholders are as follows:

1.	The following individuals were elected as directors of the Company, each to serve for a three-year term or until his successor is duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

Pamela Bennett-Martin	1,400,509	82,461	421,882
Martin A. Padgett	1,141,800	341,170	421,882
John E. Colin	1,114,718	368,252	421,882
Samuel E. Eckart	1,125,206	357,764	421,882

2.	The First Savings Financial Group, Inc. 2021 Equity Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,383,908	76,596	22,465	421,883

3.	The appointment of Monroe Shine & Co., Inc. to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021 was ratified by the following non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
1,855,491	47,124	2,237	0

4.	A resolution to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved by the following non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
1,404,449	50,709	27,811	421,883

Item 7.01.	Regulation FD Disclosure.

President and Chief Executive Officer Larry W. Myers delivered remarks at the 2021 Annual Meeting of Shareholders. The text of his remarks is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

99.1	Remarks delivered by President and Chief Executive Officer Larry W. Myers

101	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date:February 16, 2021	By:	/s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer